SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      January 9, 2012
                      Date of Report
            (Date of Earliest Event Reported)

                     PIXTEL GROUP LTD.
    (Exact Name of Registrant as Specified in its Charter)

                   SGREENTECH GROUP LIMITED
                 (Former Name of Registrant)

  Delaware              000-54147           27-3567767
(State or other     (Commission File       (IRS Employer
jurisdiction             Number)           Identification No.)
of incorporation)

                   Room 1, 13/F
           Hung Tai Industrial Building
                 37 Hung To Road
          Kwun Tong, Kowloon, Hong Kong

     (Address of Principal Executive Offices)

               (011) 852 275 55022
         (Registrant's Telephone Number)

ITEM 5.03      Amendments to Articles of Incorporation

     On December 20, 2011, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Pixtel Group Ltd. and filed such changes with the State of Delaware on January 9, 2012.

                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   PIXTEL GROUP LTD.

Date: January 9, 2011                 /c/ Charlie In
                                        Chief Executive Officer